Exhibit 3.1

Business Entity - Filing Acknowledgement 05/30/2023 Work Order Item Number: Filing Number: Filing Type: Filing Date/Time: Filing Page(s): W2023053003164 - 2938914 20233230731 Articles of Incorporation - For - Profit 05/30/2023 15:21:58 PM 4 Indexed Entity Information: Entity ID: E32231872023 - 6 Entity Status: Active Entity Name: Source Agriculture Corp. Expiration Date: None Commercial Registered Agent GKL REGISTERED AGENTS OF NV, INC. 3064 SILVER SAGE DR STE 150, Carson City, NV 89701, USA FRANCISCO V. AGUILAR Secretary of State GABRIEL DI CHIARA Chief Deputy STATE OF NEVADA OFFICE OF THE SECRETARY OF STATE Commercial Recordings Division 202 N. Carson Street Carson City, NV 89701 Telephone (775) 684 - 5708 Fax (775) 684 - 7138 North Las Vegas City Hall 2250 Las Vegas Blvd North, Suite 400 North Las Vegas, NV 89030 Telephone (702) 486 - 2880 Fax (702) 486 - 2888 The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future. Respectfully, FRANCISCO V. AGUILAR Secretary of State Page 1 of 1 Commercial Recording Division 202 N. Carson Street

FRANCISCO V. AGUILAR Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Formation - Profit Corporation NRS 78 - Articles of Incorporation Profit Corporation NRS 80 - Foreign Corporation NRS 89 - Articles of Incorporation Professional Corporation 78A Formation - Close Corporation (Name of closed corporation MUST appear in the below heading) Articles of Formation of a close corporation (NRS 78A) TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGH LIGHT Source Agriculture Corp. 1. Name of Entity: (If foreign, name in home jurisdiction) Commercial Registered Noncommercial Registered Agent Office or position with Entity Agent (name only below) (name and address below) (title and address below) GKL REGISTERED AGENTS OF NV, INC. Name of Registered Agent OR Title of Office or Position with Entity 3064 SILVER SAGE DR STE 150 Carson City Nevada 89701 Street Address City Zip Code Nevada Mailing Address (If different from street address) City Zip Code 2. Registered Agent for Service of Process: (Check only one box) I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form. X Jennifer Larkin 05/30/2023 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date 2a. Certificate of Acceptance of Appointment of Registered Agent: This corporation is a close corporation operating with a board of directors Yes OR No 3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below) Varandeep Grewal 1 ) 4. Names and Addresses of the Board of Directors/ Trustees or Stockholders (NRS 78: Board of Directors/ Trustees is required. NRS 78a: Required if the Close Corporation is governed by a board of directors. NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions) Name 8515 Wiltshire Street Vancouver BC V6P 5H6 Address City State Zip Code 5a. Jurisdiction of incorporation: 5b. I declare this entity is in good standing in the jurisdiction of its incorporation. 5. Jurisdiction of Incorporation: (NRS 80 only) Page 1 of 2 Pages Business Number E32231872023 - 6 Filed in the Office of Secretary of State State Of Nevada Filing Number 20233230731 Filed On 05/30/2023 15:21:58 PM Number of Pages 4

FRANCISCO V. AGUILAR Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Formation - profit Corporation Continued, Page 2 By selecting “Yes” you are indicating that the corporation is organized as a Yes benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. 6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.) 7. Purpose/Profession to be practiced: (Required for NRS 80, NRS 89 and any entity selecting Benefit Corporation. See instructions.) Number of common shares with Par value: 2000000000.0 Par value: $ 0.001 Number of preferred shares with Par value: 0 Par value: $ 0 Number of shares with no par value: 0 If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper. 8. Authorized Shares: (Number of shares corporation is authorized to issue) I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. Varandeep Grewal Canada Name Country 8515 Wiltshire Street Vancouver Address City State Zip/Postal Code X Varandeep Grewal (attach additional page if necessary) 9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80. Name, Address and Signature of the Incorporator for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional. AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING Please include any required or optional information in space below: (attach additional page(s) if necessary) Page 2 of 2 Pages

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov ABOVE SPACE IS FOR OFFICE USE ONLY ______________________ Authorized Sign ature of Regi Page 1 of 2 Revised: 10/9/2019 This form must be accompanied by appropriate fees. Formation - Profit Corporation NRS 78 - Articles of Incorporation Domestic Corporation NRS 80 - Foreign Corporation NRS 89 - Articles of Incorporation Professional Corporation 78A Formation - Close Corporation (Name of Close Corporation MUST appear in the below heading) Articles of Formation of a close corporation (NRS 78A) TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT Source Agriculture Corp. 1 . Name of Entity : (If foreign, name in home jurisdiction) Commercial Registered Noncommercial Registered Office or Position with Entity Agent:(name only below) Agent (name and address below) (title and address below) GKL REGISTERED AGENTS OF NV, INC. Name of Registered Agent OR Title of Office or Position with Entity Nevada Street Address City Zip Code Nevada Mailing Address (if different from street address) City Zip Code 2. Registered Agent for Service of Process: (Check only one box) 2a. Certificate of Acceptance of Appointment of Registered Agent: I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form. X 05/26/2023 Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date This corporation is a close corporation operating with a board of directors Yes OR No 3. Governing Board: (NRS 78A, close corporation only, check one box; if yes, complete article 4 below) 1) Varandeep Grewal Canada Name Country 8515 Wiltshire Street Vancouver BC V6P 5H6 Street Address City State Zip/Postal Code 2) Name Country Street Address City State Zip/Postal Code 3) Name Country Street Address City State Zip/Postal Code 4. Names and Addresses of the Board of Directors/ Trustees or Stockholders (NRS 78: Board of Directors/ Trustees is required. NRS 78a: Required if the Close Corporation is governed by a board of directors. NRS 89: Required to have the Original stockholders and directors. A certificate from the regulatory board must be submitted showing that each individual is licensed at the time of filing. See instructions) 5a. Jurisdiction of incorporation: 5b. I declare this entity is in good standing in the jurisdiction of its incorporation. 5. Jurisdiction of Incorporation: (NRS 80 only) Business Number E32231872023 - 6 Filed in the Office of Secretary of State State Of Nevada Filing Number 20233230731 Filed On 05/30/2023 15:21:58 PM Number of Pages 4

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701 - 4201 (775) 684 - 5708 Website: www.nvsos.gov www.nvsilverflume.gov Formation - Profit Corporation Continued, Page 2 ___________________ 2,000,000,000 By selecting “Yes” you are indicating that the corporation is organized as a benefit corporation pursuant to NRS Chapter 78B with a purpose of creating a Yes general or specific public benefit. The purpose for which the benefit corporation is created must be disclosed in the below purpose field. 6. Benefit Corporation: (For NRS 78, NRS 78A, and NRS 89, optional. See instructions.) 7. Purpose/Profession to be practiced: (Required for NRS 80 , NRS 89 and any entity selecting Benefit Corporation . See instructions . ) Number of Authorized shares with Par value: Par value: $ Number of Common shares with Par value: Par value: $ 0.0010000000 Number of Preferred shares with Par value: Par value: $ Number of shares with no par value: If more than one class or series of stock is authorized, please attach the information on an additional sheet of paper. 8. Authorized Shares: (Number of shares corporation is authorized to issue) I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State. Varandeep Grewal Canada Name Country 8515 Wiltshire Street Vancouver BC V6P 5H6 Address City State Zip/Postal Code X (attach additional page if necessary) 9. Name and Signature of: Officer making the statement or Authorized Signer for NRS 80. Name, Address and Signature of the Incorporator for NRS 78, 78A, and 89. NRS 89 - Each Organizer/ Incorporator must be a licensed professional. AN INITIAL LIST OF OFFICERS MUST ACCOMPANY THIS FILING Please include any required or optional information in space below: (attach additional page(s) if necessary) This form must be accompanied by appropriate fees. Page 2 of 2 Revised: 10/9/2019